EXHIBIT 10.1

                               SECOND AMENDMENT TO
                     SEITEL, INC. REVOLVING CREDIT AGREEMENT


     This Second Amendment to Seitel, Inc. Revolving Credit Agreement dated as of May 1, 1997 (this "Second Amendment") is among Seitel, Inc., a Delaware corporation (the "Borrower"), the lenders set forth on the signature pages hereto (the "Lenders") and The First National Bank of Chicago, individually and as agent for the Lenders (in such capacity, the "Agent").

     FOR VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS. Unless amended pursuant hereto or unless the context otherwise requires, all terms used herein which are defined in the Revolving Credit Agreement dated as of July 22, 1996, as amended (the "Credit Agreement") among the Borrower, the Agent and the Lenders shall have the meanings assigned to them in the Credit Agreement.

     2. AMENDMENTS. Upon the satisfaction of the conditions precedent set forth in Section 4 of this Second Amendment and effective as of the date first set forth above (the "Effective Date"), the Credit Agreement shall be amended as follows:

          (a) The Commitment of The First National Bank of Chicago is hereby increased to $30,000,000.

          (b) The Commitment of Bank One, Texas, N.A. is hereby increased to $20,000,000.

          (c) Exhibit "B" to the Credit Agreement is hereby amended by deleting the amount "$25,000,000" on the first page thereof and replacing it with the amount "$50.000.000".

          (d) Schedule 6 to the Credit Agreement is hereby amended to read in its entirety asset forth in Schedule 6 attached hereto.

     3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby confirms, reaffirms and restates as of the date hereof the representations and warranties set forth in Article V of the Credit Agreement, PROVIDED that, with respect to the representations and warranties set forth in Section 5.15, the references to "July 15, 1996" therein shall be deemed to read "May 1, 1997."

     4. CONDITIONS PRECEDENT. This Second Amendment and the amendments to the Credit Agreement provided for in Section 2 hereof shall become effective as of the Effective Date when all of the following conditions precedent shall have been satisfied:

          (a) The Agent shall have received counterparts of this Second Amendment duly executed and delivered by the Borrower and by all of the Lenders and consented to by all of the Subsidiary Guarantors.

          (b) The Agent shall have received from the Borrower new Ratable Notes payable to the order of each Lender in the amount of such Lender's Commitment as revised hereby and new Competitive Bid Notes payable to the order of each Lender substantially in the form of Exhibit "B" as amended hereby, each duly executed and delivered by the Borrower.

          (c) The Agent shall have received from the Borrower a certificate of a Senior Financial Officer attaching and certifying resolutions adopted by the Board of Directors of the Borrower on or prior to the Effective Date authorizing the Borrower to borrow money pursuant to the Credit Agreement from time to time in an aggregate principal amount at any one time outstanding not in excess of $50,000,000, and certifying that such resolutions remain in full force and effect and have not been modified or rescinded or attaching and certifying, if applicable, any amendments to such resolutions.

          (d) On the Effective Date and after giving effect to the terms of this Second Amendment, no Default or Unmatured Default shall have occurred and be continuing.

     5. EFFECT ON THE CREDIT AGREEMENT. Except to the extent of the amendments expressly provided for herein, all of the representations, warranties, terms, covenants and conditions of the Loan Documents (a) shall remain unaltered, (b) shall continue to be, and shall remain, in full force and effect in accordance with their respective terms, and (c) are hereby ratified and confirmed in all respects. Upon the effectiveness of this Second Amendment, all references in the Credit Agreement (including references in the Credit Agreement as amended by this Second Amendment) to "this Agreement" (and all indirect references such as "hereby", "herein", "hereof" and "hereunder") shall be deemed to be references to the Credit Agreement as amended by this Second Amendment.

     6. ENTIRE AGREEMENT. This Second Amendment, the Credit Agreement as amended by this Second Amendment and the other Loan Documents embody the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

     7. APPLICABLE LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     8. HEADINGS. The headings, captions and recitals used in this Second Amendment are for convenience only and shall not affect the interpretation of this Second Amendment.

     9. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first above written.


                                  SEITEL, INC.


                                  By:         /s/ Debra D. Valice
                                              ---------------------------------
                                  Title:      Senior Vice President
                                              ---------------------------------

                                  THE FIRST NATIONAL BANK OF CHICAGO,
                                  INDIVIDUALLY AND AS AGENT


                                  By:         /s/ Leo Loughead
                                              ---------------------------------
                                  Title:      Corporate Banking Officer
                                              ---------------------------------


                                  BANK ONE, TEXAS, N.A.


                                  By:         /s/ Linda Masera
                                              ---------------------------------
                                  Title:      Vice President
                                              ---------------------------------

               ACKNOWLEDGMENT AND CONSENT BY SUBSIDIARY GUARANTORS

         Each of the undersigned Subsidiary Guarantors (i) acknowledges its receipt of a copy of and hereby consents to all of the terms and conditions of the foregoing Second Amendment and (ii) reaffirms its obligations under the Subsidiary Guaranty dated as of July 22, 1996 in favor of The First National Bank of Chicago, as agent.


                            SEITEL DATA CORP.


                            By:         /s/ Barbara J. Steen
                                        ---------------------------------------
                            Title:      Vice President
                                        ---------------------------------------

                            SEITEL DELAWARE, INC.


                            By:         /s/ Debra D. Valice
                                        ---------------------------------------
                            Title:      Vice President
                                        ---------------------------------------


                            SEITEL MANAGEMENT, INC.


                            By:         /s/ Debra D. Valice
                                        ---------------------------------------
                            Title:      President
                                        ---------------------------------------


                            SEITEL GEOPHYSICAL, INC.


                            By:         /s/ Debra D. Valice
                                        ---------------------------------------
                            Title:      Vice President
                                        ---------------------------------------


                            DDD ENERGY, INC.


                            By:         /s/ Debra D. Valice
                                        ---------------------------------------
                            Title:      Vice President
                                        ---------------------------------------

                            SEITEL GAS & ENERGY CORP.


                            By:         /s/ Debra D. Valice
                                        ---------------------------------------
                            Title:      Vice President
                                        ---------------------------------------


                            SEITEL POWER CORP.


                            By:         /s/ Debra D. Valice
                                        ---------------------------------------
                            Title:      Vice President
                                        ---------------------------------------


                            SEITEL NATURAL GAS, INC.


                            By:         /s/ Debra D. Valice
                                        ---------------------------------------
                            Title:      Vice President
                                        ---------------------------------------


                            MATRIX GEOPHYSICAL, INC.


                            By:         /s/ Debra D. Valice
                                        ---------------------------------------
                            Title:      Vice President
                                        ---------------------------------------


                            EXSOL, INC.


                            By:         /s/ Debra D. Valice
                                        ---------------------------------------
                            Title:      Vice President
                                        ---------------------------------------


                            DATATEL, INC.


                            By:         /s/ Debra D. Valice
                                        ---------------------------------------
                            Title:      Vice President
                                        ---------------------------------------

                            SEITEL OFFSHORE CORP.


                            By:         /s/ Debra D. Valice
                                        ---------------------------------------
                            Title:      Vice President
                                        ---------------------------------------


                            GEO-BANK, INC.


                            By:         /s/ Debra D. Valice
                                        ---------------------------------------
                            Title:      Vice President
                                        ---------------------------------------


                            ALTERNATIVE COMMUNICATIONS
                            ENTERPRISES, INC.


                            By:         /s/ Debra D. Valice
                                        ---------------------------------------
                            Title:      Vice President
                                        ---------------------------------------


                            SEITEL INTERNATIONAL, INC.


                            By:         /s/ Debra D. Valice
                                        ---------------------------------------
                            Title:      Vice President
                                        ---------------------------------------


                            AFRICAN GEOPHYSICAL, INC.


                            By:         /s/ Debra D. Valice
                                        ---------------------------------------
                            Title:      Vice President
                                        ---------------------------------------


                            SEITEL DATA LTD.
                            BY:  SEITEL DELAWARE, INC. ITS GENERAL PARTNER


                            By:         /s/ Debra D. Valice
                                        ---------------------------------------
                            Title:      Vice President
                                        ---------------------------------------

                                   SCHEDULE 6
                             INDEBTEDNESS AND LIENS


1. Note Purchase Agreement dated December 28, 1995, between Seitel, Inc. and the Series A, Series B and Series C Noteholders relating to Senior Notes in the original principal balance of USD 75,000,000.00. As of May 1, 1997, the outstanding balance of this debt was USD 75,000,000.00.

2. Master Equipment Lease Agreement dated March 4, 1994, and related schedules between Seitel, Inc. and NationsBanc Leasing Corporation relating to the lease by Seitel, Inc. of certain geophysical computer processing equipment and related furniture fixtures in the original amount of USD 324,350.00. As of May 1, 1997, the outstanding balance under this lease was approximately USD 134,000.00.

3. Promissory Note dated July 7, 1995, between DDD Inc. and CoreStates Bank, N.A. relating to a term the original principal amount of USD 329,701.36 primarily by certain computer equipment and agreements. As of May 1, 1997, the outstanding of this debt was approximately USD 137,000.00.

4. Promissory Note dated November 29, 1995, between Seitel, Inc. and CoreStates Bank, N.A. relating to a term the original principal amount of USD 386,663.62 primarily by a Marathon Coach Bus, and agreements. As of May 1, 1997, the outstanding of this debt was approximately USD 204,000.00.

5. Loan and Security Agreement dated as of April 15, 1997 among DDD Energy, Inc., Seitel Management, Inc. and NationsBanc Leasing Corporation of North Carolina and related Secured Term Note A and Secured Term Note B, relating to term loans in the aggregate principal amount of USD 350,553.16 secured by certain computer and telephone equipment. As of May 1, 1997 the outstanding balance of this debt was USD 350,533.16.